UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018

Mastercard Incorporated (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant's telephone number, including area code)
NOT APPLICABLE (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Mastercard Incorporated (“Mastercard”) held its Annual Meeting on June 26, 2018 (the “Annual Meeting”). Holders of Class A common stock at the close of business on April 27, 2018 (the “Record Date”) were entitled to vote at the Annual Meeting. A total of 927,594,071 shares of Class A common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following individuals to serve on the Board as directors for a one-year term expiring on the date of Mastercard’s 2019 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Richard Haythornthwaite	848,493,484	11,675,469	1,946,362	65,478,756
Ajay Banga	857,592,974	3,772,784	749,557	65,478,756
Silvio Barzi	856,302,875	3,852,218	1,960,222	65,478,756
David R. Carlucci	848,370,893	11,800,033	1,944,389	65,478,756
Richard K. Davis	860,659,232	701,628	754,455	65,478,756
Steven J. Freiberg	849,449,476	11,341,280	1,324,559	65,478,756
Julius Genachowski	853,769,990	7,591,950	753,375	65,478,756
Choon Phong Goh	817,406,789	43,955,701	752,825	65,478,756
Merit E. Janow	858,232,718	3,131,564	751,033	65,478,756
Nancy J. Karch	852,891,362	8,463,199	760,754	65,478,756
Oki Matsumoto	770,402,261	90,396,030	1,317,024	65,478,756
Rima Qureshi	860,298,640	497,895	1,318,780	65,478,756
José Octavio Reyes Lagunes	855,129,537	6,236,393	749,385	65,478,756
Jackson P. Tai	851,490,745	9,867,582	756,988	65,478,756

2. The holders of Class A common stock approved Mastercard’s executive compensation on an advisory basis:

For	Against	Abstain	Broker Non-Votes
815,208,676	44,803,740	2,102,899	65,478,756

3. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2018:

For	Against	Abstain	Broker Non-Votes
910,004,946	15,943,875	1,645,250	N/A

Item 8.01 Other Events.

On June 26, 2018, at the Annual Meeting, Richard K. Davis was elected to serve on the Board as a new director. Following his election by the stockholders, the Board appointed Mr. Davis to its Human Resources and Compensation Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 26, 2018	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary